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                                                                    Exhibit (24)



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-20759) pertaining to the members' stock purchase plan of HON INDUSTRIES Inc. of our report dated February 1, 1995, with respect to the consolidated financial statements and schedule of HON INDUSTRIES Inc. and subsidiaries included in the Annual Report (Form 10-K) for the year ended December 31, 1994.



Ernst & Young LLP


Chicago, Illinois
March 24, 1995

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